UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: February 12, 2003

(Date of earliest event reported)

GSI COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1075 First Avenue, King of Prussia, PA 19406

(Address of principal executive offices and zip code)

(610) 265-3229

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure and Item 12. Results of Operations and Financial Condition

On February 12, 2003, GSI Commerce, Inc. issued a press release announcing its results for the fiscal year ended December 28, 2002. A copy of this press release is furnished as part of this report and incorporated herein by reference.

The press release included as Exhibit 99.1 contains the non-GAAP financial measure EBITDA. This measure is included because the Registrant believes that such information is useful to investors as it provides additional methods of evaluating the Registrant’s performance period to period without taking into account non-cash expenses, particularly stock-based compensation which contains material fluctuations both on a quarterly basis and on an annual basis and does not consistently reflect the Registrant’s results from its core business activities.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit 99.1	Press Release dated February 12, 2003, relating to the transactions described herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

By:	/s/ Michael G. Rubin
Michael G. Rubin Chairman, President and Chief Executive Officer

Dated: February 12, 2003

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